                         EXCLUSIVE LEASE REFERRAL AGREEMENT

     This Exclusive Lease Referral Agreement (the "Agreement") is entered into between Mitcham Industries, Inc., a Texas corporation ("Mitcham") and Pelton Company, Inc., an Oklahoma corporation ("Pelton"), which parties agree as follows:

     1. INTRODUCTION. Pelton designs, manufactures and markets fully-configured Servo-hydraulic vibrator control systems and the components thereof, including Quality Control systems and global positioning equipment. At the present time, Pelton manufactures seismic exploration equipment and related peripheral equipment as described on SCHEDULE 1 (collectively the "Products"). Mitcham provides full service leasing services to customers in the oil and gas industry, including the leasing of new and used vibrator electronics. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged for all purposes, Mitcham and Pelton agree to the terms set forth herein.

     2. EXCLUSIVE AUTHORIZED THIRD PARTY LESSOR. During the term of this Agreement, whenever any third party contacts Pelton and inquires as to the possibility of leasing any of the Products anywhere in the World (the "Territory") then and upon each such inquiry, Pelton shall contact Mitcham (by telephone, fax or letter) and explain in reasonable detail the identity of the third party and the terms, if any, that have been discussed with regard to such Lease (as defined below) and Mitcham shall have the right to contact such third party and negotiate the terms of the proposed Lease. Except as set forth in Section 3 below, during the term of this Agreement, Pelton shall not recommend or suggest any competitor of Mitcham or any other third party as a source from which any of the Products may be leased in the Territory and Mitcham shall not recommend or suggest that third parties lease equipment manufactured by any competitor of Pelton in lieu of any of the Products.

     3.   EXCEPTIONS: RIGHT TO LEASE IN CERTAIN INSTANCES. Notwithstanding
Section 2 above, if and in each instance where (i) the third party is unwilling to enter into a lease with Mitcham, or (ii) Mitcham is unwilling or unable to enter into a lease with the third party, then Pelton shall have the right to Lease the Products in the Territory to such third party. A third party shall be deemed to be unwilling to enter into a Lease with Mitcham if such third party conveys written or verbal information to an employee of Pelton who thereafter concludes in good faith that such third party is indeed unwilling to enter into Lease with Mitcham. Mitcham shall have discretion to accept or reject any third party referred by Pelton for Leasing in its discretion, as a result of (i) possessing an insufficient amount of the Products for Lease to such third party, (il) perceived credit risk or any other business-related factor, or (iii) inability to reach agreement on the terms of such Lease. Notwithstanding the previous sentence, Mitcham shall use its reasonable good faith efforts to service every third party referred by Pelton for Leasing. Mitcham shall be deemed to have rejected such a third party as a result of inability to agree on the terms of a Lease if Mitcham and the third party are not able to reach an agreement on such terms within 3 working days of such third party's first contact with Mitcham with regard to such proposed Lease. If Pelton Leases to such third party, then Pelton shall have the right to continue to lease to such third party after the term of the initial Lease between them shall terminate; PROVIDED, HOWEVER, that if (x) the Lease between such a third party and Pelton shall terminate, (y) the Leased Product is returned to Pelton, and (z) such third party shall later make an inquiry concerning Leasing of the Products, Pelton shall again follow the procedure set forth in
Section 2 above. Pelton shall have the right to advertise their Pelton Systems and the Products as they deem appropriate.

     4. PRICING AND OTHER TERMS. In no event shall either Pelton or Mitcham have any right to require that either of them charge any specific price or follow any pricing guidelines or establish or require any other specific or general term with regard to the Leasing of any of the Products, or the provision of any other good or service by either of them. The terms and conditions of purchases by Mitcham of the Products hereunder shall be governed by Pelton's standard terms and conditions, a copy of which is attached hereto as SCHEDULE 4; PROVIDED, HOWEVER, that in the event of any conflict between the terms of such terms and conditions and the terms hereof, the terms of this Agreement shall prevail. Pelton may update SCHEDULE 4 from time to time after written notice to Mitcham.

     5. PROVISION OF CERTAIN GOODS AND SERVICES BY PELTON. Pelton hereby agrees that Mitcham shall have the right to send a reasonable number of its employees and representatives of its customers who Lease the Products from Mitcham to such technical, training, operations and maintenance classes as Pelton provides to Pelton customers who lease or purchase the Products from Pelton, at no tuition charge to Mitcham. Pelton will have no responsibility for travel, lodging, food or incidental expenses of the Mitcham attendees. Pelton hereby agrees to send to Mitcham such quantities of selling information, marketing brochures and literature regarding the Products (other than proprietary information) as Pelton develops and as Mitcham shall reasonably request in connection with its Leasing activities, at no charge to Mitcham.

     6.   WARRANTY AND SERVICE.

               6.1 Pelton warrants all of the Products as per Pelton's standard warranty terms.

               6.2 The warranty period shall begin from and after the date of installation of the Products, but only on the condition that such installation is made within 30 days from the date such Product is received by Mitcham.

               6.3 Pelton makes no warranties or representations whatsoever with respect to any non-Pelton products, however, any warranty information from the manufacturers of the non-Pelton products shall be passed on the Mitcham.

               6.4 The standard Pelton warranty is given expressly and in lieu of all other express or implied warranties, including a warranty of merchantability or fitness and in no event shall Pelton be liable for consequential damages resulting from the use of any of the Products.

               6.5 In no event shall Mitcham have any authority whatsoever, express or implied, to make warranties other than those provided for herein without prior written permission from the Pelton.

     7. SCHEDULED MAINTENANCE OF LEASED EQUIPMENT; REPAIRS. Mitcham and Pelton acknowledge that third party lessees of the Products from Mitcham may return such Leased Products directly to Pelton after the termination of such Leases. In such event, Pelton shall perform its standard maintenance check of such Products and inform Mitcham of any necessary repairs. Mitcham shall pay $200 for each of the Products checked by Pelton, as well as the cost of any repair to such Products by Pelton, and any reasonable and ordinary freight and storage charges incurred by Pelton with regard to such Products.

     8. DISCOUNTS ON CERTAIN PURCHASES. Mitcham shall receive the discounts set forth on SCHEDULE 5 attached hereto with regard to the full amount of any Pelton invoice related to any purchases by Mitcham of the Products. No discount shall apply to maintenance work performed by Pelton for Mitcham or any purchases by Mitcham of other than the Products, unless otherwise agreed in writing. Discounts will be calculated on a per Order basis taking into account the aggregate total purchases during each year of the Agreement. The Agreement year begins on the anniversary of the date of this Agreement.

     9. RIGHT TO USE NAME. Mitcham shall have the right during the Term of this Agreement to (i) identify itself as the exclusive third party lessor of the Products, and (ii) use all Pelton trademarks and tradenames related to the Products that Mitcham Leases to third parties in advertisements and sales and promotional materials; PROVIDED, HOWEVER, that Mitcham shall obtain the prior written approval of Pelton to any such advertisements and sales and promotional materials. No rights to manufacture are granted by this Agreement. All such Pelton trademarks and tradenames related to the Products are and shall remain the sole and exclusive property of Pelton, and Mitcham shall have no rights therein other than as specifically set forth in this Agreement.

     10.  RELATIONSHIP OF THE PARTIES. Neither Mitcham nor Pelton shall have
(i) any liability for Leases or sales of any of the Products by the other, or
(ii) any authority to control, act for or obligate the other in any way, except as set forth herein. This Agreement shall not be construed as creating an agency, partnership or joint venture between Mitcham and Pelton. Neither Mitcham nor Pelton (or any of their employees or representatives) shall be construed as an agent, consultant or employee of the other for any purpose. Mitcham shall not have the authority to bind Pelton in any respect, it being intended that Mitcham shall act as an independent contractor and not as an agent, with the understanding that Pelton shall not be responsible for any obligations and/or liabilities incurred by Mitcham in connection with its business activities.

     11. TERM OF AGREEMENT. This Agreement shall be effective beginning May 14, 1996 (the "Effective Date") and will remain in effect through December 31, 1997 (the "Term"). Thereafter, it shall continue to be effective until terminated by either party by giving the other three months prior written notice.

     12. NO EFFECT ON RIGHT TO SELL. This Agreement shall not be construed to have any effect on Pelton's rights to sell (as opposed to Lease) its products and services to any party. This Agreement shall not be construed to have any effect on Mitcham's rights to sell any products and services to any party.

     13.  GENERAL.

     (a) The addresses of Mitcham and Pelton for purposes of giving any notice or other communication under this Agreement are as set forth below. Any such notice or communication shall be in writing and signed by an officer of Mitcham or Pelton, as applicable. Any such notice or communication shall be deemed to have been given (i) immediately upon physical delivery to the addressee and (ii) three days after such notice or communication has been deposited in the United States mail, addressed as set forth below, first-class postage prepaid, certified mail, return receipt requested.

          Mitcham:       Mitcham Industries, Inc.
                         P.O. Box 1175
                         Huntsville, Texas 77342
                         Attn: Billy F. Mitcham, Jr.


          Pelton:        Pelton Company, Inc.
                         1500 N. Waverly
                         Box 1415
                         Ponca City, Oklahoma 74602
                         Attn: Kim L. Mitchell, Chmn. & President

     Notice may be served in any other manner, including telex, telecopy, telegram, etc., but shall be deemed delivered and effective as of the time of actual delivery.

     (b) Mitcham and Pelton represent and warrant to each other that the execution, delivery and performance of this Agreement have been authorized by all necessary corporate action, and that this Agreement is a valid and binding obligation of each of them, respectively. Mitcham and Pelton represent and warrant to each other that, to the best of their knowledge, neither the execution and delivery of nor the performance of this Agreement will conflict with or result in a breach of any (i) law or of any regulation, order, writ, injunction, or decree of any court or government authority of any country or state in which this Agreement is to be performed, or (ii) any agreement to which they are a party.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     (d) This Agreement represents the entire agreement between Mitcham and Pelton with regard to the subject matter hereof, and may not be amended, modified or terminated except by a written document signed by duly authorized officers of Mitcham and Pelton.

     (e) This Agreement may not be assigned by either party hereto; PROVIDED, HOWEVER, that Mitcham may assign its rights under this Agreement to any subsidiary or affiliate. This Agreement shall bind and be enforceable against the parties hereto and their respective successors and permitted assigns.

     14. COMPLIANCE WITH LAWS. Mitcham and Pelton reaffirm that each shall comply with all applicable laws and regulations of the United States and jurisdictions in which the Products are located.

     15.  MITCHAM UNDERTAKINGS. Mitcham agrees:

               (a) To use all reasonable best efforts to promote the Leasing of the Products.

               (b) To use all reasonable best efforts to continue to maintain an organization commensurate with the growth of Leasing of the Products.

               (c) To return to Pelton on termination of this Agreement any and all catalogs, samples, price lists, and any other data, information and/or supplies or materials furnished by Pelton which are in the possession of Mitcham or any of its employees, agents, representatives or bailees.

               (d) Not to alter, hide nor secrete Pelton's name on any of the Products or on any sales promotion material furnished by Pelton.

     16.  PURCHASE ORDER ACCEPTANCE AND PAYMENT.

          16.1 All sales of the Products are subject to Pelton's standard conditions of sale, however, Pelton reserves the right to, at any time, change, alter or amend these conditions by giving prior written notice to Mitcham.

          16.2 Mitcham shall confirm with Pelton all relevant delivery information prior to the submission of a purchase order for any of the Products.

          16.3 Pelton shall have the right to reject, in whole or in part, any Purchase Order from Mitcham, to refuse in whole or in part, to consent to any cancellation requested by Mitcham, and to reject in whole or in part, any and all returns of the Products or to refuse to grant refunds or allowances on such returns, based upon reasonable grounds.

          16.4 All sales by Pelton to Mitcham shall be payable in U.S. dollars on an open 30 day account, said account period to be determined from the date of shipment from Pelton.

          16.5 Pelton reserves the right to modify, alter or amend any of the payment terms contained herein in order to meet the requirements of a specific transaction, however, any such deviation from the provisions of this Agreement shall not be construed as a permanent modification, alteration or amendment of the payment terms nor shall the same be used to establish a precedent for future transactions.

     17.  CONFIDENTIAL INFORMATION.

     Mitcham acknowledges that, as a result of this Agreement, it will become privy to certain confidential information, regarding Pelton and/or the Products, including without limitation, Pelton's manufacturing, marketing or other business processes, methods, machines, customer lists, and any other information which is of a confidential nature concerning any matter relating to the business of Pelton, all of which is referred to as "confidential information" Mitcham hereby agrees that it will not during the terms of this Agreement, nor for a period of five years after the termination hereof, divulge or deliver to any person, firm, corporation, business organization or other entity, any information, documents, papers, names or other information relating to the confidential information of Pelton except to the extent as required in Mitcham's performance of normal activities under this Agreement. The provisions of this paragraph are mandatory, Mitcham hereby acknowledges that the provisions of the Agreement may be specifically performed and enforced, and Mitcham consents and agrees that it may be restrained, enjoined or otherwise prevented from divulging any such confidential information if at any time Pelton reasonably fears that such event may occur.

     18. FORCE MAJEURE. All transactions under this Agreement and all purchase orders accepted hereunder are subject to modification or cancellation in the event of strikes, labor disputes, lock-outs, accidents, fires, delays in manufacturing or in transportation or delivery of materials, floods, severe weather or other acts of God, embargoes, governmental actions, or any other cause beyond the reasonable control of the party concerned, whether similar to or different from the causes above enumerated; and including any special, indirect, incidental, or consequential damages arising from Pelton's delay in delivery or failure to deliver as a result of any such cause. In the event of a scarcity of any of the Products for whatever cause, Pelton will make a reasonable effort to allocate its available supply on the basis of past orders or otherwise as it sees fit, regardless of the time of receipt or acceptance of orders or the quantity of orders on hand.

     19. SECURITY INTERESTS. Until full payment of the purchase price for the Products, Pelton retains, and Mitcham grants to Pelton, a purchase money security interest in all of the Products sold to Mitcham on account. Mitcham consents to actions by Pelton that are appropriate to perfect Pelton's purchase money security interest.

     20. TERMINATION. Upon the occurrence of any one or more of the following events, in addition to any other rights and remedies, Pelton shall have the right to immediately cancel and terminate this Agreement by written notice to Mitcham upon the occurrence of one or more of the following events.

     (a) Failure of Mitcham to perform or comply with any one or more of the terms and conditions of this Agreement for 15 days after having received written notice thereof.

     (b) The discontinuance of Mitcham from functioning as a going business for any reason whatsoever for a period of 10 consecutive business days.

     (c) The insolvency of Mitcham; or if Mitcham is adjudicated bankrupt or insolvent; or the filing of a voluntary bankruptcy or reorganization petition by Mitcham; or the failure of Mitcham to vacate an involuntary bankruptcy or a reorganization petition filed against Mitcham within 15 days of the date of such filing; or if Mitcham's ownership or control changes. Any transfer of this Agreement by merger, consolidation, or liquidation, or any change in the ownership of, or the power to vote, the majority of Mitcham's outstanding voting equity, shall constitute assignment by change in ownership. Notwithstanding any other provision of this paragraph 21(c), no acquisition or disposition of Mitcham capital stock shall be considered a change in ownership or control of Mitcham for purposes hereof so long as (i) Billy F. Mitcham, Jr. ("BM, Jr.") retains ownership of at least 5% of Mitcham's outstanding capital stock on a fully-diluted basis, (ii) BM, Jr. retains voting control of at least 15% of Mitcham's outstanding capital stock on a fully-diluted basis,
          (iii) no competitor of Pelton owns, directly or indirectly, whether issued or rights to acquire, more than five percent of Mitcham's outstanding capital stock on a fully-diluted basis.

     (d) Default by Mitcham in the payment of any obligations to Pelton, after Mitcham has been advised in writing that payment is due.

     (e) Assignment, or attempts to assign, by Mitcham of the rights under this Agreement.

     21. WAIVER. The failure of a party to insist upon strict performance of any provision of this Agreement shall not constitute a waiver of, or estoppel against asserting, the right to require performance in the future. A waiver or estoppel in any one instance shall not constitute a waiver or estoppel with respect to a later breach.

     22. SEVERABILITY. If any of the terms and conditions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed by reforming the particular offending provision or provisions held to be invalid so that it or they are valid and enforceable while remaining as faithful as possible to the original intent of the provision or provisions, the rights and obligations of the parties shall be construed and enforced accordingly, and this Agreement shall remain in full force and effect.

     23. CONSTRUCTION. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any other provision hereof. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural.

     24. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

     25. CUMULATIVE RIGHTS. The rights and remedies provided by this Agreement are cumulative, and the use of any right or remedy by any party shall not preclude or waive its right to use any or all other remedies. These rights and remedies are given in addition to any other rights a party may have by law, statute, in equity or otherwise.

     26. RELIANCE. All factual recitals, covenants, agreements, representations and warranties made herein shall be deemed to have been relied on by the parties in entering into this Agreement.

     27. NO THIRD PARTY BENEFICIARY. Any agreement herein contained, express or implied, shall be only for the benefit of the undersigned parties and their permitted successors and assigns, and such agreements and assumption shall not inure to the benefit of the obligees of any other party, whomsoever, it being the intention of the undersigned that no one shall be deemed to be a third party beneficiary of this Agreement.

     28. DRAFTING PARTY. This Agreement expresses the mutual intent of the parties to this Agreement. Accordingly, regardless of the preparing party, the rule of construction against the drafting party shall have no application to this Agreement.

     29. TIME IS OF THE ESSENCE. Time is of the essence with respect to all provisions of this Agreement.

     30. INCORPORATION OF SCHEDULES. All schedules attached to this Agreement are incorporated into this Agreement as fully as if stated within the body of this Agreement.

     31. LITIGATION EXPENSES. If there is any litigation between the parties concerning this Agreement, any of the rights, privileges, or obligations of either party under this Agreement, or the relationship between Pelton and Mitcham, the prevailing party in such litigation will be entitled to recover its attorneys' fees and costs.

     Executed May 14, 1996.

                                       PELTON:


                                       PELTON COMPANY, INC.



                                       By: /s/ K.L. Mitchell
                                          ------------------------------------
                                               K.L. Mitchell, President
                                       ---------------------------------------
                                       (Name Printed)          (Title)


                                       MITCHAM:

                                       MITCHAM INDUSTRIES, INC.

                                       By: /s/ Billy F. Mitcham
                                          ------------------------------------
                                           Billy F. Mitcham, Jr., President

                                      SCHEDULE 1

Date: 05/14/96
Ref.No. 3857                                                         Page 1 of 4


                          PELTON COMPANY, INC. PRICE LIST

--------------------------------------------------------------------------------
                                                                Unit    Extended
Item Qty.  Stock Number  Description                            Price    Price
--------------------------------------------------------------------------------
          * VERSION 5.1 EQUIPMENT *
1   1     FSVCE-5.1       ADVII VIB CONTROL ELEC. SYS.-5.1    35515.00  35515.00
           Consisting of:
           (1)  ADVII ESG/VIB MANUAL-5.1 - $75.00 each
           (2)  ADVII ACCELEROMETER ASSEMBLY-5 - $1,365.00 each
           (1)  VIB LIFT ASSEMBLY (TYPICAL) - $900.00 each
           (1)  ADVII VIB. CONT. ELEC. UNIT-5.1 - $29,725.00 each
           (1)  VCE CONNECTOR PANEL ASSEMBLY-5.1 - $725.00 each
           (1)  ADV 2 RADIO CABLE - $100.00 each
           (9)  EXTERNAL CABLE (VERIFY LENGTH) - $120.00 each
           (1)  ADVII RADIO INTERCONNECT W/CABLE - $180.00 each
2   1     YR3RDPRTY       THIRD PARTY ROYALTY FEES              665.00    665.00
3   1     FFBOX           FUSE BOX COMPLETE                      54.00     54.00
4   1     FGRADIO         VHF FM RADIO WITH HARDWARE            800.00    800.00
5   1     FSESG-5.1       ADVII ESG SYSTEM-5.1                22583.00  22583.00
           Consisting of:
           (1)  ADVII ESG/VIB MANUAL-5.1 - $75.00 each
           (1)  ADVII ESG UNIT-5.1 - $21,778.00 each
           (1)  ADVII ESG-REC SYSTEM CABLE-5 - $550.00 each
           (1)  ADVII RADIO INTERCONNECT W/CABLE - $180.00 each
6   1     FSESGCCS        ESG COMPUTER COMMUNICATION SYS.      5936.00   5936.00
           Consisting of:
           (2)  COMPUTER COMM. SYSTEM MANUAL - $70.00 each
           (1)  CIS DISK SET - $50.00 each
           (1)  COMPUTER COMMUNICATION MODULE - $5,652.00 each
           (1)  9 PIN TYPE D TO E.S.G. CABLE - $94.00 each
7   1     YURTI           ADVII RECORDING TRK I/F UPGRADE      2530.00   2530.00
          * VERSION 5.1 SPARES *
8   1     FGCS-5.1        ADVII COMPONENT SPARES 5.1           4390.00   4390.00
9   1     FOEIC-4         ENCODE INTERFACE MODULE V4           2445.00   2445.00

          * MINI-CONTROLLER PLUS EQUIPMENT *
10  1     FSMCP           MINI CONTROLLER PLUS SYSTEM         31528.00  31528.00
           Consisting of:
           (1)  MINI CONTROLLER PLUS/ESG MANUAL - $75.00 each
           (2)  ADVII ACCELEROMETER ASSEMBLY-5 - $1,365.00 each
           (1)  VIB LIFT ASSEMBLY (TYPICAL) - $900.00 each
           (1)  MINI CONTROLLER PLUS UNIT - $25,738.00 each
           (1)  VCE CONNECTOR PANEL ASSEMBLY-5.1 - $725.00 each
           (1)  ADV 2 RADIO CABLE - $100.00 each
           (9)  EXTERNAL CABLE (VERIFY LENGTH) - $120.00 each
           (1)  ADVII RADIO INTERCONNECT W/CABLE - $180.00 each
11   1    FFBOX           FUSE BOX COMPLETE                      54.00     54.00
12   1    FGRADIO         VHF FM RADIO WITH HARDWARE            800.00    800.00

                                      SCHEDULE 1

Ref.No. 3857                                                         Page 2 of 4
--------------------------------------------------------------------------------
                                                                Unit    Extended
Item Qty.  Stock Number  Description                            Price    Price
--------------------------------------------------------------------------------
13   1    FSESG-6         ADVII ESG SYSTEM-6                  25851.00  25851.00
           Consisting of:
           (1)  ADVII ESG/VIB MANUAL-6 - $75.00 each
           (1)  ADVII ESG UNIT-6 - $19,110.00 each
           (1)  ESG COMPUTER COMMUNICATION SYS. - $5,936.00 each
           (1)  ADVII ESG-REC SYSTEM CABLE-5 - $550.00 each
           (1)  ADVII RADIO INTERCONNECT W/CABLE - $180.00 each
           * MINI-CONTROLLER PLUS SPARES *
14   1    FGMCPCS         MINI PLUS COMPONENT SPARES           4811.00   4811.00
15   1    FOEIC-4         ENCODE INTERFACE MODULE V4           2445.00   2445.00
16   1    FCCPC-5         CONTROL PANEL CARD VERSION 5          825.00    825.00
17   1    FCPSC-5         POWER SUPPLY CARD-5                   829.00    829.00
18   1    FOFC-6          FILTER MODULE-6                      1097.00   1097.00

          * VERSION 6 EQUIPMENT *
19  1     FSVCE-6         ADVII VIB CONTROL ELEC. SYSTEM-6    35579.00  35579.00
           Consisting of:
           (1)  ADVII ESG/VIB MANUAL-6 - $75.00 each
           (2)  ADVII ACCELEROMETER ASSEMBLY-5 - $1,365.00 each
           (1)  VIB LIFT ASSEMBLY (TYPICAL) - $900.00 each
           (1)  ADVII VIB. CONT. ELEC. UNIT-6 - $29,789.00 each
           (1)  VCE CONNECTOR PANEL ASSEMBLY-5.1 - $725.00 each
           (1)  ADV 2 RADIO CABLE - $100.00 each
           (9)  EXTERNAL CABLE (VERIFY LENGTH) - $120.00 each
           (1)  ADVII RADIO INTERCONNECT W/CABLE - $180.00 each
20  1     FFBOX           FUSE BOX COMPLETE                      54.00     54.00
21  1     FGRADIO         VHF FM RADIO WITH HARDWARE            800.00    800.00
22  1     FSESG-6         ADVII ESG SYSTEM-6                  25851.00  25851.00
          Consisting of:
           (1)  ADVII ESG/VIB MANUAL-6 - $75.00 each
           (1)  ADVII ESG UNIT-6 - $19,110.00 each
           (1)  ESG COMPUTER COMMUNICATION SYS. - $5,936.00 each
           (1)  ADVII ESG-REC SYSTEM CABLE-5 - $550.00 each
           (1)  ADVII RADIO INTERCONNECT W/CABLE - $180.00 each
23  1     FSRTI ADVII RECORDING TRUCK I/F SYSTEM               2471.00   2471.00
          * VERSION 6 SPARES *
24  1     FGCS-6          ADVII COMPONENT SPARES-6             4743.00   4743.00
25  1     FOEIC-4         ENCODE INTERFACE MODULE V4           2445.00   2445.00

          * TEST EQUIPMENT *
26  1     FSA2TEST        ADV.II VIB. ELEC. T.P. SYSTEM         379.00    379.00
27  1     FSVS2-5         VS2 ADVII SYSTEM-5                   5523.00   5523.00

                                      SCHEDULE 1

Ref.No. 3857                                                         Page 3 of 4
--------------------------------------------------------------------------------
                                                                Unit    Extended
Item Qty.  Stock Number  Description                            Price    Price
--------------------------------------------------------------------------------
28  1     FSVCAC          COLOR VIB COMPUTER ANALYSIS SYS     22536.00  22536.00
           Consisting of:
           (2)  COMPUTER COMM. SYSTEM MANUAL - $70.00 each
           (1)  COLOR 486DX NOTEBOOK COMPUTER - $5,438.00 each
           (1)  NOTEBOOK ANALOG INTERFACE UNIT - $677.00 each
           (1)  CIS DISK SET - $50.00 each
           (1)  COMPACT VCA CASE - $200.00 each
           (3)  FORCE METER ACC W/MAGNET & CABLE - $800.00 each
           (1)  NOTEBOOK VIBRA*SIG OPTION - $4,624.00 each
           (1)  NOTEBOOK VCA UNIT - $6,404.00 each
           (1)  PRINTER AND ACCESSORIES - $1,132.00 each
           (1)  NOTEBOOK VCA CABLE SET - $1,471.00 each

          * DISTRIBUTED SIMILARITY SYSTEM *
29   1    FSDS  DISTRIBUTED SIMILARITY SYSTEM                   961.00    961.00
          (1 REQUIRED PER VIBRATOR)
30   1    WAIIML-V        ADVII MEMORY LOAD CABLE-VCE           165.00    165.00
          (1 REQUIRED PER VIBRATOR)
31   1    WAIIML-E        ADVII MEMORY LOAD CABLE-ESG           155.00    165.00
          (1 REQUIRED PER CREW)

          * PELTON GPS EQUIPMENT *
          THE GPS SYSTEM ON THIS PRICE LIST IS ACCURATE WITHIN
          5 TO 10 METERS.  A SUB-METER ACCURACY SYSTEM CAN
          BE ASSEMBLED BY MAKING THE SUBSTITUTIONS LISTED
          AS OPTIONS DIRECTLY BENEATH THE GPS REFERENCE
          STATION SYSTEM AND THE VIBRATOR GPS SYSTEM.

32   1    FSESGGPS        ESG GPS SYSTEM                       8217.00   8217.00
           (ONE REQUIRED PER CREW) Consisting of:
           (1)  GPS DOCUMENTATION - $35.00 each
           (1)  GPS COMPUTER - $5,438.00 each
           (1)  GPS SOFTWARE PACKAGE - $2,450.00 each
           (1)  DUAL 9D CABLE - $294.00 each

33   1    FSREFGPS        GPS REFERENCE STATION SYSTEM         7192.00   7192.00
           (ONE REQUIRED PER CREW) Consisting of:
           (1)  REFERENCE STATION GPS - $4,194.00 each
           (1)  GPS VIB/REF PLATE ASSEMBLY - $333.00 each
           (1)  PELTON RADIO MODEM - $1,454.00 each
           (1)  VHF FM RADIO WITH HARDWARE - $800.00 each
           (1)  GPS REFERENCE STATION CABLE SET - $99.00 each
           (1)  GPS SYSTEM INTEGRATION - $312.00 each
           * SUB-METER REFERENCE STATION OPTION *
             Substitute one of the following reference stations for the Reference Station GPS listed in the system above:
           (1)  PELTON SUB-METER GPS REFERENCE STATION - $9,750.00 each
           (1)  TRIMBLE 4000RS REFERENCE SURVEYOR - $22,290.00 each

                                      SCHEDULE 1

Ref.No. 3857                                                         Page 4 of 4
--------------------------------------------------------------------------------
                                                                Unit    Extended
Item Qty.  Stock Number  Description                            Price    Price
--------------------------------------------------------------------------------
34   2    FSVIBGPS        VIBRATOR GPS SYSTEM                  7197.00  14394.00
           (ONE REQUIRED PER VIBRATOR REPORTING IT'S POSITION)
           Consisting of:
           (2)  SVEESIX GPS RECEIVER - $1,384.00 each
           (2)  GPS VIB/REF PLATE ASSEMBLY - $333.00 each
           (2)  PELTON RADIO MODEM - $1,454.00 each
           (2)  VHF FM RADIO WITH HARDWARE - $800.00 each
           (2)  GPS VIBRATOR INTERFACE MODULE - $2,618.00 each
           (2)  VIBRATOR GPS CABLE SET - $296.00 each
           (2)  GPS SYSTEM INTEGRATION - $312.00 each
           * SUB-METER ACCURACY RECEIVER OPTION *
                Substitute one of the following receivers for the Sveesix GPS Receiver listed in the system above:
           (2)  PELTON SUBMETER GPS RECEIVER - $7,385.00 each
           (2)  TRIMBLE 4000DS DIFFERENTIAL SURVEYOR - $17,945.00 each

35   1    WGPSTCS         GPS TEST CABLE SET                    229.00    229.00

          * GPS SUPPORT VEHICLE SYSTEM *
36   1    FSREMGPS        REMOTE GPS MONITORING SYSTEM         4207.00   4207.00
           (ONE REQUIRED PER CREW)
           Consisting of:
           (1)  GPS DOCUMENTATION - $35.00 each
           (1)  GPS SOFTWARE PACKAGE - $2,450.00 each
           (1)  SUPPORT VEHICLE GPS MODULE - $1,539.00 each
           (1)  REMOTE GPS MONITORING CABLE SET - $183.00 each

37   1    FSSVGPS         SUPPORT VEHICLE GPS SYSTEM           3318.00   3318.00
           (ONE REQUIRED PER SUPPORT VEHICLE TO BE TRACKED)
           Consisting of:
           (1)  SVEESIX GPS RECEIVER - $1,384.00 each
           (1)  SUPPORT VEHICLE GPS MODULE - $1,539.00 each
           (1)  SUPPORT VEHICLE GPS MNTNG ASSLY - $234.00 each
           (1)  RADIO CABLE - $71.00 each
           (1)  SUPPORT VEHICLE GPS-SV6 CABLE - $90.00 each

                            SCHEDULE 4

                          PELTON COMPANY
                    WARRANTY POLICY STATEMENT



1. During the first one (1) year after delivery of the Equipment to Buyer, should any part of the Equipment fail to properly operate due to faulty workmanship or materials, the defective unit or part will be replaced or repaired at no cost to Buyer, other than as described in paragraph 2 below. The determination of faulty workmanship or materials shall be at the sole discretion of Seller.

2. Buyer shall bear all responsibility and cost of transportation of the Equipment, or any faulty unit or part thereof, to and from Seller's plant at Ponca City, Oklahoma for all warranty repairs or replacements.

3. Failure of the Equipment or a portion thereof to perform to the satisfaction of Buyer, or as warranted herein, shall not be sufficient cause for the termination of the Contract by Buyer.

4. Should Seller determine that any failure of the Equipment or any portion thereof to properly perform is due to or caused by any modifications to the Equipment made by Buyer or others, or from external circumstances not related to faulty workmanship or materials, or shall have occurred during a period of time subsequent to the term of this Limited Warranty, such failure shall not be warranted hereunder and all repairs or replacements performed will be charged at Seller's Current Repair Rate Schedule.

5. Software updates, if any, will be supplied to Buyer at no charge during the warranty period.

                               SCHEDULE 5

                             DISCOUNT SCHEDULE
                          PELTON CO., INC. PRODUCTS

                                                 Discount Percentage
                                                 -------------------

$0  to $.5M                                             10%
More than $.5M to $.75M                                  11%
More than $.75M to $1.0M                                 12%
More than $1.0M to $1.25M                                13%
More than $1.23M to $1.5M                                14%
More than $1.5M to $1.75M                                15%

                                             CORPORATE ACCESS NUMBER
                                                      20710182

ALBERTA
GOVERNMENT OF ALBERTA



                    BUSINESS CORPORATIONS ACT

                           CERTIFICATE
                                OF
                          INCORPORATION



MITCHAM CANADA LTD.

WAS INCORPORATED IN ALBERTA ON SEPTEMBER 20, 1996









[SEAL]                                            (Illegible)
                                       ---------------------------------------
                                               Registrar of Corporations

CONSUMER AND CORPORATE
AFFAIRS

ALBERTA BUSINESS
CORPORATIONS ACT


                                  Form 1
                          ARTICLES OF INCORPORATION
                                (Section 6)

------------------------------------------------------------------------------
1.   Name of Corporation
------------------------------------------------------------------------------

     MITCHAM CANADA LTD.
------------------------------------------------------------------------------

2. The classes and any maximum number of shares that the corporation is authorized to issue.

     UNLIMITED NUMBER OF COMMON SHARES

------------------------------------------------------------------------------
3.   Restrictions, if any, on share transfers.

     Subject to the provisions of the Business Corporations Act, Statutes of Alberta, 1981, Chapter B-15, as amended from time to time, (the "Act") no share of the Corporation shall be transferred by any shareholder (which, for the purposes of these Articles, includes any executor or administrator of a deceased shareholder or the liquidator of a shareholder which is a corporation) without the prior consent of the Directors of the Corporation expressed by resolution.

------------------------------------------------------------------------------
4.   Number (or minimum and maximum number) of directors.

     Minimum of One (1), maximum of Ten (10)

------------------------------------------------------------------------------
5.   Restrictions, if any, on business the corporation may carry on.

     No Restrictions

------------------------------------------------------------------------------
6.   Other provisions, if any.

     THE ATTACHED SCHEDULE "A" IS INCORPORATED INTO AND FORMS PART HEREOF.

------------------------------------------------------------------------------
7.   Incorporators                               Date: September 18, 1996

Names                    Addresses                        Signature
------------------------------------------------------------------------------
William J. Sheppard      7 Cedar Ridge Place S.W.         WILLIAM J. SHEPPARD
                         Calgary, Alberta, T2W 1X7

                              SCHEDULE "A"

                          ARTICLES OF INCORPORATION

                                     OF

                             MITCHAM CANADA LTD.

ITEM 6.   OTHER PROVISIONS

1. The number of shareholders for the time being of the Corporation (exclusive of persons who are in the employment of the Corporation or that of an affiliate, and persons who, having been formerly in the employment of the Corporation or that of an affiliate, were, while in that employment, shareholders of the Corporation and have continued to be shareholders of the Corporation after termination of that employment) shall not exceed 50, but where 2 or more persons hold 1 or more shares of the Corporation jointly, they shall, for the purpose of this Section, be treated as a single shareholder.

2. Any invitation to the public to subscribe for securities of the Corporation is prohibited.

ALBERTA BUSINESS
CORPORATION ACT

                                 Form 3
                          NOTICE OF ADDRESS OR
                        NOTICE OF CHANGE OF ADDRESS
                               (Section 19)

------------------------------------------------------------------------------
1.   Name of Corporation.          2.   Corporate Access Number

     MITCHAM CANADA LTD.                20710182

------------------------------------------------------------------------------
3.   Address of the registered office.

     BISHOP & MCKENZIE
     #2230 700 - 9TH AVENUE S.W.
     CALGARY, ALBERTA
     T2P 3V4

------------------------------------------------------------------------------
4.   Records Address

     c/o MILLER THOMSON
     20 QUEEN STREET WEST
     SUITE 2500
     TORONTO, ONTARIO
     M5H 3S1

------------------------------------------------------------------------------
5.   Address for service by mail, if different from Item 3

     N/A

------------------------------------------------------------------------------
Date                     Signature               Description of Office

September 18, 1996       ARMAND J. MOSS          Solicitor/Agent
                         --------------
                         ARMAND J. MOSS

------------------------------------------------------------------------------

CONSUMER AND CORPORATE AFFAIRS
ALBERTA BUSINESS CORPORATIONS ACT

                                  Form 6
                            NOTICE OF DIRECTORS
                       OR NOTICE OF CHANGE OF DIRECTORS

------------------------------------------------------------------------------
1.   Name of Corporation.

     MITCHAM CANADA LTD.

------------------------------------------------------------------------------
2.   Corporation No.

          20710182
------------------------------------------------------------------------------
3. On the ____ day of __________, 1996 the following person(s) became director(s) of the corporation:

     Name           Mailing Address          Resident, Canadian
     ----           ---------------          ------------------

------------------------------------------------------------------------------
4. On the ____ day of __________, 1996 the following person(s) ceased to be director(s) of this corporation:

     Name           Residential Address
     ----           -------------------


------------------------------------------------------------------------------
5.   As of this date, the director(s) of the corporation is (are):

     Name                     Mailing Address               Resident Canadian
     ----                     ---------------               -----------------
     William J. Sheppard      7 Cedar Ridge Place S.W.
                              Cardston, Alberta, T2W 1X7                  Yes

------------------------------------------------------------------------------
6. Are at least half of the Members of the Board of Directors Resident Canadians? YES

------------------------------------------------------------------------------
7.   Date                    Signature                                   Title

     September 18, 1996      ARMAND J. MOSS                    Solicitor/Agent
                             --------------
                             ARMAND J. MOSS

------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY          FILED